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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 6, 1995
                                (Date of Report)


                                AJAY SPORTS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


        0-18204                                   39-1644025
(Commission File Number)                         (I.R.S. Employer Identification
                                                  Number)


               1501 E. Wisconsin Street, Delavan, Wisconsin 53115
           (Address of principal executive offices including zip code)

                                 (414) 728-5521
              (Registrant's telephone number, including area code)




                                        1

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Item 2.           Acquisition or Disposition of Assets

a) On September 29, 1995 Ajay Sports, Inc. ("the Company") formed a wholly owned Colorado subsidiary, Palm Springs Golf, Inc. ("PSG"). On October 6, 1995, the subsidiary acquired substantially all the assets of Palm Springs Golf Company, Inc. ("PSGC"), a California corporation for approximately $3,656,000 and 666,667 shares of Ajay Sports, Inc. common stock issued and released and valued at $407,000.

In addition, 333,333 common shares of Ajay Sports, Inc. will be issued and delivered into escrow. Their release to PSGC will be restricted and based on a reevaluation at a future date of certain reserves to the assets acquired. If released these would increase the purchase price and the fair market value of certain assets acquired.

In the future, the PSGC common shareholders may receive up to a total of 300,000 common shares of Ajay Sports, Inc. that will be issued and delivered into escrow to be released based on the earnings of PSG in the years 1996, 1997 and 1998. If released these would increase the purchase price and be considered goodwill.

Palm Springs Golf Company designs, manufactures and markets a full line of golf clubs along with a line of golf bags and gloves under the Palm Springs Golf name. The acquisition has been accounted for as a purchase.

The aggregated purchase price of $4,063,000 was allocated to the following assets (1) accounts receivable of $1,199,000, (2) inventories of $1,810,000, (3) notes receivable of $304,000, (4) equipment of $95,000 and (5) other assets including intangibles of $655,000. The acquisition was financed by (1) the assumption of accounts payable and accrued expenses of $521,000, (2) the assumption of a capital lease of $5,000, (3) an advance under the Company's line of credit with United States National Bank of Oregon of $3,130,000, (5) the 666,667 common shares of the Ajay Sports, Inc. at their fair market value of $407,000, and (6) options to purchase Ajay Sports, Inc. common shares; 400,000 shares at $.90 per share and 400,000 shares at $.75 per share.

There is no material relationship between PSGC and the Company, or the officers, directors or affiliates of the officers or directors of PSGC and those of the Company.

b) Fixed assets include golf club production equipment and warehouse racking installed in a 24,000 square foot leased manufacturing plant located in Palm Desert, California. The facility is leased under a 10-year term which expires April 30, 1997. The Company intends to continue to use the assets and the facility to manufacture the Palm Springs Golf product line.

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Item 7. Financial Statements and Exhibits

a)(4) The necessary data to provide the required financial information is not available at the time for this Form 8-K filing. The required financial information will be filed no later than December 20, 1995.

c)       Exhibits

         2.1 Asset Purchase Agreement dated October 6, 1995 between Palms Springs Golf, Inc., as purchaser, and Palms Spring Golf Company, Inc. as seller.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Ajay Sports, Inc.



                                                  ______________________________
                                                  Duane R. Stiverson
                                                  Chief Financial Officer

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                            ASSET PURCHASE AGREEMENT


         THIS AGREEMENT is made as of October 6, 1995, by and between Palm Springs Golf, Inc., a Colorado corporation ("Purchaser" or "PSG") and Palm
Springs  Golf  Company,  Inc.,  a  California  corporation  ("Seller"  or  "Palm
Springs").

         WHEREAS, Palm Springs is willing to sell, and PSG is willing to purchase, the Assets (as hereinafter defined), and assume the Assumed
Liabilities (as hereinafter defined in Section ), of Palm Springs on the terms and conditions hereinafter set forth.

         WHEREAS, Purchaser is a wholly-owned subsidiary of Ajay Sports, Inc. ("Ajay"), a Delaware corporation with its common stock publicly traded in the over-the-counter market.

         WHEREAS, Palm Springs and Ajay entered into a letter of intent dated August 20, 1995, which became effective on August 21, 1995 (the "LOI").

         WHEREAS, it is the intention of the parties that the transactions contemplated hereunder qualify for treatment as a tax-free reorganization under
Section 368(a)(i)(C) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                         PURCHASE AND SALE OF THE ASSETS

         1.1 Purchase and Sale of the Assets. Subject to the terms and conditions stated herein, the Seller hereby sells to the Purchaser, and the
Purchaser purchases from the Seller certain assets as hereinafter more particularly described. For purposes of this Agreement, the assets acquired by the Purchaser are sometimes referred to collectively as the "Assets;" the business of Palm Springs is referred to as the "Business;" the lines of products of the Business which are included in the Assets are referred to collectively as the "Products;" and the manufacturing and warehouse facility of Seller is referred to as the "Facility." Without limitation, the Assets shall include all of the items enumerated in subsections 1.1.1 through 1.1.16 below:


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                  1.1.1  All cash of Seller.

                  1.1.2  The  real  property  located  in   unincorporated   San
         Bernadino County, California, at lot 55, Tract 7064, as per map recorded in Book 91, pages 86 through 88 of Maps, in the office of the County Recorder of said county, including improvements thereto and including all rights in easements legally described on Schedule (the "Real Property").

                  1.1.3 All vehicles, machinery and equipment, tools, furniture, fixtures, dies, jigs and supplies owned or leased by Seller whether at the Facility, over the road or at any other location, all as described on Schedule .

                  1.1.4 All finished goods, inventory, raw materials and components, supplies and similar tangible assets of the Business leased, owned or otherwise used by the Seller in the Business, whether located at the Facility or which are in transit or in the possession of other parties for storage or for any other reason.

                  1.1.5 All intellectual property, proprietary and business information of the Seller relating to the Business, including, all of Seller's right, title and interest in and to:

                         1.1.5.1 the name "Palm Springs Golf" and any derivative
                  thereof, such as "PSG;"

                         1.1.5.2 all licenses relating to the Business;

                         1.1.5.3 the Permits (as defined in Section );

                         1.1.5.4 Any and all inventions, discoveries trade secrets, designs, prototypes, formulas and know-how relating to the Business, including the ideas of Joseph C. Giuffre ("Giuffre") and other key employees of the Seller for designs related to the Business which were conceived prior to the Closing Date, including those set forth on Schedule ;

                         1.1.5.5  all  patents   (whether  issued  or  pending),
                  copyrights, trademarks and tradenames, including those set forth on Schedule ; and

                         1.1.5.6 copies of all business, financial and tax records relating to the Business for the five fiscal

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                  years immediately  preceding the Closing,  including all sales data, pricing and cost information, customer and supplier lists, credit records, sales literature and business and marketing plans relating to the Business.

                  1.1.6 All computer documentation, computer files, telephone numbers, computer disks, computer tapes and all information stored on computer media used in connection with the operation of the Business, subject to Seller's right to retain copies.

                  1.1.7 All accounting and other computer software used in connection with the operation of the Business, including information interfaced with those systems, as listed on Schedule , subject to Seller's right to retain copies.

                  1.1.8 All rights to customer and supplier lists, signs, advertising, catalogues and brochures and all related artwork relating to the Business.

                  1.1.9 All rights of the Seller under the contracts relating to the Business to which the Seller is a party, as listed in Schedule .

                  1.1.10 All rights of the Seller  under open orders to purchase
         raw  materials  or  services  in  accordance   with  normal   operating
         procedures of the Business.

                  1.1.11 All rights of the Seller as lessee under leases of real or personal property relating to the Business, as listed in Schedule .

                  1.1.12 All promissory notes payable to the Seller and accounts receivable of the Seller relating to the Business.

                  1.1.13 All purchase orders, back orders, open orders or contracts from customers, including the backlog and parts manufactured or assigned to the Seller related to the Business.

                  1.1.14 All goodwill and other general intangibles related to the Assets unless specifically excluded under Section below.

                  1.1.15 Except as specified in Schedule 1.2, all claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set-off and rights of recoupment related to the Assets.


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                  1.1.16 All other assets of any nature useful and/or beneficial
         to  the  Business   whether  owned  or  leased  by  the  Seller  unless
         specifically excluded under Section below.

         The Seller's sale, conveyance, assignment and transfer of the Assets shall be free and clear of all liens, encumbrances, liabilities or obligations, except for those expressly assumed by the Purchaser under Section .

         1.2 Excluded Assets. The Assets shall not include the assets of the Seller listed on Schedule .

         1.3 Liabilities Assumed. The Purchaser hereby agrees to assume, pay and perform when due the following liabilities of the Seller related to the Business (the "Assumed Liabilities"):

                  1.3.1 All accounts payable, similar trade obligations and accrued expenses of the Seller relating to the Business existing as of the date hereof and reflected in the Financial Statements (as hereinafter defined).

                  1.3.2 All contractual obligations relating to the Business including those arising from legal commitments (in the form of accepted purchase orders, or otherwise) to sell or buy products or components, including outstanding quotations to purchasers or prospective purchasers of goods, to which the Seller is a party, to the extent reflected on the Financial Statements and performance of such obligations is due on or after the date hereof.

                  1.3.3 All obligations of the Seller under existing licenses, leases or other contracts relating to the Business which are to be assigned to the Purchaser pursuant to Section , to the extent reflected on the Financial Statements and performance of such obligations is due on or after the date hereof.

         1.4 Excluded Liabilities. Except as set forth in Section or as otherwise provided in this Agreement, the Purchaser will not assume or agree to pay or perform any obligations, liabilities, contracts or commitments of the Seller or the Business. Specifically, but without limitation, the Purchaser is not assuming any liability of the Seller that may result from claims or potential claims by Dillon Gage Securities, Inc., Russo Securities, First Philadelphia Corp. or Taft Capital, or any other expenses related to transactions with said entities to the extent not reflected in the Financial Statements as of the Closing Date.


1002CC86.V2


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         1.5  Purchase  Price.  In full  consideration  for the  purchase of the
Assets, the Purchaser will deliver to Seller a commitment letter in the form of EXHIBIT A to issue the following securities of Ajay:

                  1.5.1 Ajay Common Stock. A total of 1,300,000 restricted shares of common stock of Ajay (the "Ajay Common Stock"), of which 666,667 shares will be issued and delivered directly to Palm Springs or its designees, 333,333 shares will be issued and delivered into escrow, as further provided in Section 2.1.1 below, and 300,000 shares will be issued and delivered into escrow, as further provided in Section 2.1.2, which shares, to the extent released from the escrow, shall be deliverable only to the holders of the Seller's common stock. The shares of Ajay Common Stock will be registered for resale as provided in Section 2.3 below; provided, however, the actual resale of said shares shall be subject to the limitations contained in Section 2.4 below.

                  1.5.2 Options. Options to purchase up to 800,000 shares of Ajay Common Stock (the "Options"), issued and delivered directly to Palm Springs or its designees, all exercisable for four years from the Closing Date (as hereinafter defined), 400,000 of which shall have an exercise price of $.75 per share of Ajay Common Stock, and 400,000 of which shall have an exercise price of $.90 per share of Ajay Common Stock, all subject to adjustment of the exercise price as provided in
         Section  2.5 below and the  registration  rights as provided in Section
         2.6 below.

         1.6 Allocation of the Purchase Price. The purchase price shall be allocated among the Assets as set forth on Schedule , which allocation shall be reported consistently by the Purchaser and the Seller for all tax purposes. The Purchaser and the Seller each covenant with the other that it will promptly give written notice to the other of any inquiry or challenge of such allocation by any tax authority.

         1.7 Closing of the Purchase. The closing of the purchase provided for herein (the "Closing") shall take place at the offices of Palm Springs located at 74-824 Lennon Place, Palm Desert, California on October 6, 1995 at 11:00 a.m. Pacific Daylight Time, or at such other time and place as the parties shall mutually agree (the "Closing Date").



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                                    ARTICLE 2

             AGREEMENTS REGARDING THE AJAY COMMON STOCK AND OPTIONS


         2.1      Escrows.

                  2.1.1 Reserve Escrow. The value of certain assets may be less than anticipated at the Closing Date because the reserves established by Seller for accounts receivable discounts taken by customers, bad debts and inventory obsolescence (collectively, the "Seller's Reserves") prior to the Closing Date may prove to be insufficient. Upon their issuance by Ajay, 333,333 shares of the Ajay Common Stock will be delivered by Purchaser into escrow with an escrow agent mutually agreed to by the parties. The parties shall enter into an escrow agreement, in the form of EXHIBIT H.

                  2.1.2 Earn In Escrow. Upon their issuance by Ajay, 300,000 shares of the Ajay Common Stock will be delivered by Purchaser into escrow under an escrow agreement in the form of EXHIBIT I.

         2.2 Status of the Ajay Common Stock. The shares of Ajay Common Stock and the Options will be issued pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933 (the "Securities Act") and applicable state securities laws and, therefore, will be "restricted" securities as that term is defined in Rule 144 promulgated under the Securities Act. As a condition to Ajay's issuance of the Ajay Common Stock and the Options, each of the person(s) to whom the shares and options are to be issued will deliver a standard investment letter, in the form of EXHIBIT B, to Ajay to enable Ajay to determine the availability of exemptions under the Securities Act and applicable state securities laws for the issuance thereof.

         2.3 Registration Statement Relating to the Ajay Common Stock. Within 90 days after the Closing Date, Ajay will file a registration statement (the "Registration Statement") under the Securities Act to register for resale by the holders thereof the 1,300,000 shares of Ajay Common Stock. In consideration of Ajay agreeing to register the 1,300,000 shares of Ajay Common Stock for resale, the holders of these shares or the persons entitled to them upon release from the escrows provided in Section 2.1 above, will agree to certain restrictions on the sale of their shares as described in Section 2.4 below. Ajay will use its best efforts to maintain effectiveness of the Registration Statement for at least two years following the effective date of the Registration Statement, it being acknowledged that, generally, "restricted"

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securities  may be publicly  resold under Rule 144 of the  Securities Act by the holders thereof two years after the date of acquisition.

         2.4 Agreement Regarding Resale of the Ajay Common Stock Under the Registration Statement. Giuffre will agree that he will not sell any shares issuable to him or any person affiliated with him for two years after the later of the Closing Date or the effectiveness of the Registration Statement. All other recipients of the Ajay Common Stock must agree not to sell any of their shares for at least six months after the later of the Closing Date or the effectiveness of the Registration Statement and, thereafter, not to sell in excess of one-twelfth, or 8.33%, of their shares per month. Shares not sold in a month during which sales are permissible may be sold in subsequent months; provided, that, no person may sell more than 20% of his shares during any one month. The agreements referenced herein shall be included in the investment letter.

         2.5 Price Protection for the Options. If, on the second anniversary of the Closing Date, the Market Price (as defined below) of Ajay Common Stock is less than the exercise price of the Options, the exercise price of all of the Options with a higher exercise price shall be reset, as of the second anniversary of the Closing Date, at the higher of the Market Price or $.65 per share. If the exercise price is required to be reset under this provision, within five business days after the second anniversary of the Closing Date, Ajay will send a written notice, postage prepaid by registered or certified mail, return receipt requested, to each holder of the Options at the address of record for such holder, notifying the holders of the new exercise price and the basis of the calculation thereof.

         For the purposes of this section, "Market Price" shall mean per share as of a particular date means the last sale price of Ajay common stock as reported on a national securities exchange or on the NASDAQ National Market System or, if the quotation for the last sale reported is not available for Ajay common stock, the average of the per share closing bid and asked prices for Ajay Common Stock as reported on the Nasdaq SmallCap Market or the OTC Bulletin Board or, if none, the National Quotation Bureau's "Pink Sheets" for the ten trading days immediately preceding the date for which Market Price is being determined.

         2.6 Registration Rights. The holders of the Options shall have the right to include, for resale, their shares of Ajay Common Stock underlying their Options (the "Option Shares") in any appropriate registration statement filed by Ajay within five years after the Closing Date. Ajay shall not be required to include any of the Option Shares in a registration statement (a) related to an underwritten offering to the extent the underwriter objects to

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inclusion of the Option Shares; or (b) which  does  not provide forthe inclusion of securities for resale.

         In addition, for five years after the Closing Date, the holders of the Options and/or Option Shares shall have a right to demand that Ajay file one registration statement registering the Option Shares, upon the request of the holders of more than 50% of the Options and Option Shares. The costs of the registration statement shall be paid by Ajay.


                                    ARTICLE 3

                          REPRESENTATIONS OF THE SELLER

         To induce the Purchaser to enter into this Agreement and to complete the transactions contemplated hereby, and with the knowledge that the Purchaser will rely thereon, the Seller hereby represents and warrants the following to the Purchaser:

         3.1 Due Incorporation. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

         3.2 Title to Personal Property. Except as listed in Schedule (the "Permitted Liens"), the Seller has good, valid and marketable title to all personal property included in the Assets (tangible and intangible), in each case subject to no encumbrance, lien, charge, option, right of first refusal, or other restriction of any kind or character.

         3.3 Authority of the Seller; Consents. The Seller has full power and authority to execute and deliver this Agreement and the other agreements required to be executed and delivered hereunder (this Agreement and such other agreements being hereinafter referred to as the "Closing Documents") and to carry out the transactions contemplated hereby. The Seller has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents and the Closing Documents are valid and binding agreements of the Seller enforceable in accordance with their terms. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable the Seller to enter into and perform its obligations under the Closing Documents. Neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:


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



                      3.3.1 Violate Seller's charter documents or bylaws or constitute a breach of or cause a default under any evidence of indebtedness or agreement to which Seller is a party; or

                      3.3.2 Violate any statute, law, regulation or court order of any jurisdiction relating to the Assets.

         3.4 Financial Statements. The Seller has furnished, or will prior to the Closing Date, furnish the Purchaser with:

                  3.4.1 True and complete copies of the balance sheet, related statements of income and retained earnings and related statements of cash flows (the "Audited Financial Statements") of the Seller as of and for the years ended December 31, 1994, 1993 and 1992, compiled by the Seller's independent public accountants; and

                  3.4.2 A true and complete copy of the Seller's unaudited financial statements for the period from January 1, 1995 up to and through August 31, 1995.

                  3.4.3 A true and complete copy of the Seller's preliminary balance sheet as of the Closing Date which shall be finalized within 15 days after the Closing Date (the "Closing Balance Sheet").

         Hereinafter, the financial statements referred to in the foregoing Subsections (a) - (c), together with the footnotes and supporting schedules thereto, are referred to as the "Financial Statements." Copies of such Financial Statements have been annexed hereto as Schedule , or at such time as they are delivered will be considered to be a part of Schedule . All material intercompany accounts have been eliminated on the Financial Statements. The Financial Statements, including the footnotes thereto present fairly the financial condition of the Seller at the dates thereof and reflect all material claims against, and all material debts and liabilities of the Seller, fixed or contingent, as at the dates thereof and the statements of income and retained earnings which are a part of the Financial Statements present fairly the results of the operations of the Seller, and the changes in their financial position for the periods indicated except as otherwise disclosed in this Agreement and/or the Exhibits and Schedules hereto. The Audited Financial Statements, including the footnotes thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP").

         Since December 31, 1994 there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations

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of the Seller, except in the ordinary course of business which, in the aggregate would be materially adverse.

         The Seller shall make available to Purchaser and Purchaser's independent public accountants its work papers and those of its independent public accountants related to the Financial Statements and the Seller's federal and state tax returns for the years ended December 31, 1994, 1993, 1992, 1991 and 1990.

         3.5 Inventory. Schedule 3.5 contains a complete description of all of the inventory included in the Assets. Except as and to the extent reflected or reserved against in the Financial Statements, the inventory reflected in the Financial Statements or thereafter acquired consists of good and merchantable products, of a quality and quantity usable and saleable in the ordinary course of business. The amounts at which inventory is carried on the Financial Statements fairly represent the cost thereof as determined in accordance with GAAP.

         3.6 Accounts and Notes Receivable. Schedule sets forth a summary of the Seller's accounts receivable of the Business as of June 30, 1995. Said accounts receivable have arisen in the ordinary course of business and represent valid obligations due to the Seller. Such accounts receivable (net of the reserve shown on Schedule ) are collectible in accordance with their terms, in the ordinary course of business of the Seller in the aggregate recorded amounts thereof. Except as set forth in Schedule , such accounts receivable are not subject to any material set-offs or material counterclaims.

         3.7 No Tax Liens. None of the Assets is subject to any lien in favor of the United States or any state under which transferee liability might be imposed upon the Purchaser.

         3.8 Compliance with Laws; Permits. The Seller is not in violation of any applicable order, judgment, injunction, award or decree relating to the Assets or, to the knowledge of the Seller, any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to the Assets.

         The Seller holds all licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies (collectively, "Permits") that are material to, required for or necessary for the conduct of the Business as it relates to the Assets.


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



         3.9 Real Property. Schedule 1.1.2 sets forth all Real Property included in the Assets. With respect to the Real Property:

                  3.9.1 The Real Property is a single lot zoned for residential development and is undeveloped.

                  3.9.2 There are no outstanding leases, options or rights of first refusal to purchase the Real Estate, or any portion thereof or interest therein, either written or oral.

                  3.9.3 There are no parties other than the Seller in possession of the Real Property.

                  3.9.4 The Real Property has access to, whether or not yet connected, utilities and other services necessary for future development, and is accessible via public roads or via permanent, irrevocable, appurtenant easements benefitting the Real Property.

         3.10 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Assets. Except as set forth in Schedule , there are no actions, suits or claims against the Seller, whether for Products Liability (as hereinafter defined) or otherwise, or, to the knowledge of the Seller, investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the knowledge of the Seller, threatened against or involving the Assets, nor to the knowledge of the Seller, is there any basis therefor. Responsibility for any litigation involving the Assets pending prior to the Closing and the satisfaction of judgments (including related costs and fees) shall remain with Seller.

         For purposes of this Agreement, "Products Liability" means any liability to which the Seller (or the Purchaser or any affiliate of the Purchaser if deemed to be a successor to the Business) may become subject insofar as such liability is based upon, arises out of or is otherwise in respect of any express or implied representation, warranty, agreement or guaranty to a customer, user or purchaser, or due to, or asserted to be arising out of or due to, any Product manufactured on or before the Closing Date.

         3.11 Solvency. The Seller is solvent and has not filed for federal bankruptcy protection either voluntarily or involuntarily, nor has a receiver been appointed with respect to the Assets.


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



         3.12 Contracts and Other Agreements. All contracts related to the Assets to which Seller is a party are described in Schedule or in the other Schedules to this Agreement. Seller has delivered to the Purchaser true and complete copies of all of such contracts. All of such contracts are valid and binding upon the Seller, and the Seller is not in default nor has it received any notice of default under, or with respect to, any such contracts and/or other agreements. Except as separately identified on Schedule , no approval or consent of any person is needed in order that the contracts and other agreements set forth on Schedule will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. The Seller is not in the process of negotiating or entering into any agreements described in this Section above which would involve the Assets.

         3.13 Leases. Schedules and together contain a complete listing and summary description of all leases or other agreements under which the Seller uses personal property (the "Leases") which is included in the Assets. All of the Leases, true and complete copies of which have been delivered to the Purchaser, are in effect and the Seller is not in default under or with respect to any such Lease. Except as set forth in Schedules and , no approvals or consents of any persons are required in order that any Lease remains enforceable as a result of the consummation of the transactions contemplated by this Agreement.

         3.14 Tangible Property. Schedule sets forth all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, or any related capitalized items and other tangible property included in the Assets (the "Tangible Property"), all of which is in good operating condition and repair, subject only to normal wear and tear.

         3.15 Intangible Property. Schedule sets forth all patents, trademarks, service marks, trade names and franchises related to the Assets, all applications for any of the foregoing (collectively, "Intangible Property"), and all permits, grants and licenses or other rights running to or from the Seller relating to any of the foregoing, complete copies of which have been delivered to the Purchaser. All Intangible Property included in the Assets is owned outright by the Seller, free and clear and there exist no obligations with respect to any such Intangible Property requiring the Seller to make any payment in respect of its use or otherwise.

         The Seller is not aware of any patent, invention, trade secret, trademark, service mark, trade name or copyright of any other person that is infringed by the Seller, nor does it have notice of any infringement claim of any other person relating to

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



any of the Intangible Property set forth on Schedule or any process or confidential information of the Seller and the Seller knows of no basis for any such charge or claim. The Seller has never agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the Intangible Property included in the Assets.

         3.16  Liabilities.  Except as otherwise set forth in this  Agreement or any Schedule hereto, the Assets are not subject to any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, asserted or unasserted, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise which affects or could affect the Seller's ability to transfer the Assets to the Purchaser free and clear of any encumbrances as provided herein ("Liabilities").

         3.17 Products and Warranties; Return Privileges. To the knowledge of the Seller, there are no statements, citations or decisions by any governmental or regulatory body that any Product which has been manufactured, marketed or distributed by the Seller is defective or fails to meet any standards promulgated by any such governmental or regulatory body. There has been no recall ordered by any such governmental or regulatory body with respect to any Product. To the knowledge of the Seller, there is no (a) fact relating to any Product that may impose upon the Seller a duty to recall any Product or a duty to warn customers of a defect in any Product, or (b) latent or overt design, manufacturing or other material defect in any Product. Schedule sets forth a description of all warranties and return privileges (written or otherwise) which the Seller gives in connection with the manufacture and/or distribution of the Products. The Seller has not extended any service obligations or return privileges to customers other than in the ordinary course of business.

         3.18 Relationships. No officer or director of the Seller possesses, directly or indirectly, any financial interest in, or is a director, officer, stockholder or employee of, any corporation, firm, association or business organization which is a manufacturer for, or client, supplier or customer of the Business as it relates to the Assets.

         3.19 No Material Changes Prior to Closing Date. If the date of this Agreement is a date other than the Closing Date, there will be no material change in the book value of the Assets between the date of this Agreement and the Closing Date.

         3.20 Conduct/Preservation of Business. The Seller shall exert its best efforts consistent with its past business practices

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



to preserve the Business as it relates to the Assets, keep available the services of its present employees, consultants and agents, maintain and continue to develop its relationships with its suppliers and customers and preserve its goodwill. From the date of the LOI through the Closing Date, Seller has made sales of its inventory in the ordinary course and has not applied any extraordinary discounts, extended extraordinary warranty or return privileges or accelerated its sales.

         3.21 Disclosure. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Seller in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading.

         3.22 Bulk Sales Compliance. The Seller will comply with the provisions of any applicable state bulk sales laws in connection with its sale of the Assets to the Purchaser.

         3.23 The WARN Act. The Seller will comply with the provisions of the WARN Act, 29 U.S.C. Sections 2101, et seq. and any similar state laws relating to notice to employees if such provisions apply to the transactions contemplated hereunder.

         3.24 COBRA. If applicable, the Seller will comply with the provisions of COBRA, Pub. L. No. 99-272, 99th Cong., 2d Sess. (1987) relating to continuation of health benefits to employees as they apply to the transactions contemplated hereunder.


                                    ARTICLE 4

                        REPRESENTATIONS OF THE PURCHASER

         As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that the Seller will rely thereon, the Purchaser represents and warrants the following to the Seller:

         4.1 Due Incorporation/Ownership. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is a wholly-owned subsidiary of Ajay.

         4.2 Authority of the Purchaser. The Purchaser has full power and authority to execute and deliver this Agreement and the

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                                      -14-

Closing Documents and to carry out the transactions contemplated hereby. The Closing Documents are valid and binding agreements of the Purchaser, enforceable in accordance with their terms. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is necessary in order to enable either Purchaser to enter into and perform its obligations under the Closing Documents, and neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:

                  4.2.1 Violate Purchaser's charter documents or bylaws or constitute a breach of or cause a default under any evidence of indebtedness or agreement to which it is a party; or

                  4.2.2 Violate any statute, law, regulation or court order of any jurisdiction relating to Purchaser.

         4.3 Disclosure. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Purchaser in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 5

                     REPRESENTATIONS OF AJAY RELATED TO THE
                        AJAY COMMON STOCK AND THE OPTIONS

         As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that the Seller will rely thereon, Ajay represents and warrants the following to the
Seller:

         5.1 Status. Ajay is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The common stock of Ajay is registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements, and other informational reports required under the Exchange Act. Ajay has filed with the Securities Exchange Commission all reports it is required to file under the Exchange Act. Ajay's common stock is traded publicly in the over-the-

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



counter market and quoted on the Nasdaq SmallCap Market under the symbol "AJAY."

         5.2 Information. Prior to the date of this Agreement, Ajay has provided Palm Springs copies of its Annual Report to Stockholders for the year ended December 31, 1994, its quarterly reports on Form 10-Q for the periods ended March 31, 1995 and June 30, 1995, its proxy statement dated April 20, 1995, its most recent reports filed under the Exchange Act and its Prospectus dated July 26, 1995 used in connection with a public offering of preferred stock, which was included in a registration statement filed with the SEC under the Securities Act. There have been no material events which have occurred subsequent to the filing of these reports which would require additional filings or other disclosure.

         5.3 Reservation of Shares and Issuance. Ajay has reserved a sufficient number of shares of its common stock to cover the issuance of the Ajay Common Stock and the issuance of common stock upon the exercise of the Options. The Ajay Common Stock when issued in accordance with the provisions of this Agreement will be lawfully issued as fully paid, nonassessable shares of Ajay.


                                    ARTICLE 6

                    DOCUMENTS TO BE DELIVERED AT THE CLOSING


         The following actions shall be taken at the Closing, each of which shall be conditioned on completion of all the others and all of which shall be deemed to have taken place simultaneously:

         6.1 Transfer Documents. The Seller shall deliver duly executed transfer documents and/or instruments of assignment including:

                  6.1.1 General Assignment and Bill of Sale substantially in the form of EXHIBIT C;

                  6.1.2 Assignment of Registered Trademarks included in the Assets substantially in the form of EXHIBIT E; and

                  6.1.3 General Warranty Deed conveying title to the Real Estate free and clear of any liens or encumbrances, in the form of EXHIBIT F.

         6.2 The Purchase Price. The Purchaser shall deliver to the Seller a commitment letter, substantially in the form of EXHIBIT A, to issue the Ajay Common Stock and the Options in accordance with

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



the terms of Section and Article 2 and an Assumption Agreement in the form of EXHIBIT D.

         6.3 Investment Letters. Seller and each recipient of any of the Ajay Common Stock or Options shall deliver to the Purchaser an investment letter substantially in the form of EXHIBIT B.

         6.4 Evidence of Name Change. The Seller shall deliver to Purchaser an Amendment to its Certificate or Articles of Incorporation, in filing form, to evidence to the Purchaser that it will change its corporate name to delete any reference to "Palm Springs Golf" or any derivative thereof, such as PSG.

         6.5 Certificate Regarding Resolutions of the Seller. The Seller shall deliver to the Purchaser copies of resolutions duly adopted by the Seller's board of directors authorizing and approving the execution and delivery of this Agreement and the other Closing Documents, and the consummation of the transactions contemplated thereunder, certified by the corporate secretary of the Seller as of the Closing.

         6.6 Certificate Regarding Resolutions of the Purchaser. The Purchaser shall deliver to the Seller copies of resolutions duly adopted by the Purchaser's board of directors authorizing and approving the execution and delivery of this Agreement and the other Closing Documents, and the consummation of the transactions contemplated thereunder, certified by the corporate secretary of the Purchaser as of the Closing.

         6.7 Repayment of Palm Springs' Bank Indebtedness. PSG, through Ajay's existing credit facility with United States National Bank of Oregon ("US Bank") shall arrange to pay off all of Palm Springs' obligations under its current loan agreement with Bank IV Kansas, N.A. by wire transfer or other means agreed to between the parties and, upon receipt of payment in full, said bank promptly shall release all collateral and guaranties related thereto, including, without limitation, all security interests and UCC financing statements.

         6.8 Guaranty. Giuffre shall deliver to PSG, Ajay and Williams Controls, Inc. a Guaranty in the form of EXHIBIT G.

         6.9 Reserve Escrow Agreement. The parties shall enter into a Reserve Escrow Agreement in the form of EXHIBIT H.

         6.10 Earn-In Escrow Agreement. The parties shall enter into an Earn-In Escrow Agreement in the form of EXHIBIT I.



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



                                    ARTICLE 7

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION


         7.1 Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing for a period of three years after the Closing Date; provided, however, that all representations and warranties with respect to taxes shall survive for the period of time which is equal to the statute of limitations period any federal or state tax statute applicable to any liability for assessment of taxes covered thereby. Claims, other than claims involving taxes, must be made (but need not be adjudicated) on or before the third anniversary of the Closing Date. Claims involving taxes must be made (but need not be adjudicated) on or before the expiration of the applicable statute of limitations.

         7.2 Indemnity Agreements of the Seller.

                  7.2.1 The Seller shall indemnify, defend, reimburse and hold harmless the Purchaser from and against any and all claims, demands, penalties, fines, liabilities, obligations, losses, settlements, damages, costs and expenses resulting from:

                           7.2.1.1 Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant or other agreement on the part of the Seller contained in this Agreement;

                           7.2.1.2 Any  misrepresentation in or omission from or
                  nonfulfillment of any covenant on the part of the Seller contained in any other agreement, certificate or other instrument furnished or to be furnished to the Purchaser by the Seller pursuant to this Agreement;

                           7.2.1.3 Any infringement claim related to any patent,
                  invention, trade secret, trademark, service mark, trade name or copyright where the infringement alleged is related to Products designed prior to the Closing Date unless subsequently modified by the Purchaser in a manner which renders the Product to be infringing;

                           7.2.1.4 Any liability  resulting  from design defects
                  and/or product recalls with respect to Products designed before the Closing Date unless subsequently

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                                      -18-
                  modified by the Purchaser in a manner which renders the Product defective;

                           7.2.1.5 Any  liability  resulting  from actions by or
                  against Dillon Gage and Russo Securities and/or Taft Capital;

                           7.2.1.6  Any  other   liability  of  the  Seller  not
                  specifically assumed by the Purchaser; and

                           7.2.1.7 Reasonable fees and disbursement of counsel incident to any of the foregoing.

                  7.2.2 As a condition to the designation, assignment or transfer by the Seller of the Ajay Common Stock and/or the Options to the Palm Springs shareholders, the Palm Springs shareholders will assume the liability of Palm Springs under Section 7.2.1.

         7.3 Indemnity Agreement of the Purchaser. The Purchaser shall indemnify, defend, reimburse and hold harmless the Seller from and against any and all claims, demands, penalties, fines, liabilities, obligations, losses, settlements, damages, costs and expenses resulting from:

                  7.3.1 Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant or other agreement on the part of the Purchaser contained in this Agreement;

                  7.3.2 Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of the Purchaser, contained in any other agreement, certificate or other instrument furnished or to be furnished to the Seller by the Purchaser pursuant to this Agreement;

                  7.3.3 Any liability of the Seller specifically assumed by the Purchaser; and

                  7.3.4 Reasonable fees and disbursement of counsel incident to any of the foregoing.

              7.4 Indemnification Procedure for Third Party Claims.


                  7.4.1 Notice of Claim and Defense. The party seeking indemnification under this Article shall give the party from whom indemnification is sought prompt written notice of the assertion of any third party claim of which said party has knowledge which is covered by the indemnity agreements set

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                                      -19-
         forth in Section or Section , and the party obligated to indemnify will undertake the defense thereof by representatives chosen by the party seeking indemnification but acceptable to the party obligated to indemnify. If the party obligated to indemnify, within a reasonable period of time after notice of any such claim fails to defend, the party seeking indemnification will have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the party obligated to indemnify, subject to the right of the party seeking indemnification to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

                  7.4.2 Payment of Sums Due. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction, or a settlement shall have been consummated, or the parties shall have arrived at a mutually binding agreement, with respect to each separate third party claim indemnified by the party obligated to indemnify, the party seeking indemnification shall forward to the party obligated to indemnify notice of any sums due and owing (and the times when due) by the party seeking indemnification with respect to such claim and the party obligated to indemnify shall pay such sums to the party seeking indemnification in cash, within 30 days after the date of such notice or, if any such sums are due more than 90 days after the date of such notice, ten days prior to the date each such sum is due.

         7.5 Good Faith Efforts to Settle Disputes. Each of the parties agrees that, prior to commencing any litigation against the other concerning any matter arising in connection with this Agreement, such parties shall meet in a timely manner and attempt in good faith to negotiate a settlement of such dispute.

         7.6 Fees and Expenses. Notwithstanding any other provision in this Article , in the event of any dispute or controversy, the prevailing party in such dispute shall, in addition to any other remedies the prevailing party may obtain in such dispute, be entitled to recover from the other party all of its reasonable legal fees and out-of-pocket costs incurred by such party in enforcing or defending its rights hereunder, excluding any costs incurred under Section .

         7.7 Litigation Support. If, and for so long as, any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (a) any transaction contemplated

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                                      -20-
hereunder, or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Business, the other party will cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party, unless the contesting or defending party is entitled to indemnification therefor under this Article .

                                    ARTICLE 8

                      COVENANTS OF PALM SPRINGS AND GIUFFRE

         As further consideration of the Purchaser buying the Assets from Seller under this Agreement, Seller and Giuffre hereby agree as follows:

         8.1 Non-Competition. The provisions set forth below hereinafter are collectively referred to as the "Covenant."

                      8.1.1 Covenant Not to Solicit. Seller and Giuffre agree that commencing on the date of this Agreement and continuing through December 31, 1998, for any reason whatsoever, they shall not directly or indirectly, on their own behalf or on behalf of anyone else, solicit or attempt to solicit, direct or take away any client, customer, employee or prospective client or customer of the Business.

                      8.1.2 Covenant Not to Compete. Commencing on the date of this Agreement and continuing through December 31, 1998 (the "Covenant Term"), Seller and Giuffre warrant, represent and agree that, jointly or severally, directly or indirectly, they will not own, manage, operate, control, join, be employed by, participate in the ownership, management, operation or control of, or be connected in any manner, including, but not limited to, the positions of shareholder, director, officer, consultant, independent contractor, employee, partner, principal, agent or proprietor, with any business conducted in the United States of America (the "Territory"), that is engaged in a business which is the same or similar to that of the Business, for product lines and types of products which are the same or similar to those handled by the Business as of the Closing Date.

         8.2 Confidentiality. Seller and Giuffre warrant, represent and agree that any and all designs, methods, systems, developments,

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ideas,  suggestions,   improvements,   devices,  inventions,  trade  secrets  or
processes  relating  in any  manner  to the  operations,  businesses,  assets or
activities   of  the   Business   (hereinafter   collectively   referred  to  as
"Information"), whether protected or protectable by patent, trademark or copyright or not, which were developed, disclosed to or otherwise obtained by them during association or other involvement with the Business are confidential and proprietary information and are the sole and absolute property of the Business. The Seller and Giuffre further covenant and agree to keep secret the Information at all times during the Covenant Term and not to disclose the Information to anyone not directly associated with the Business (except as directed by the Board or as may be necessary for the ordinary conduct of PSG's business) and not to use the Information or knowledge of the same for their own benefit within the Territory.

         8.3 Covenants are Necessary and Reasonable. Giuffre acknowledges that by virtue of the experience, access of information or other opportunity made available to him during the course of his employment with the Seller, Giuffre has acquired extensive skill and information specifically suited to immediate application by a business in competition with the Business in manufacturing and selling golf products and accessories. Seller and Giuffre agree that the Covenants and Non-Disclosure provisions contained in this Article 8 above are fair and appropriate in the circumstances. Prior to agreeing to this Article 8, Seller and Giuffre have reviewed the entirety hereof of with counsel of their choice.

         8.4 Breach of Covenant; Remedies. In the event of a breach or threatened breach by Seller or Giuffre of any term, covenant or provision of the Covenant, or the unauthorized disclosure of any Information, PSG shall be entitled to specific performance and/or injunctive relief, both pendente lite and permanently, without the posting of bond or other security, because any remedy at law would be inadequate and insufficient, provided, however, that this
Section 8.4 shall not be construed as prohibiting PSG from pursuing any other available remedies for such breach or threatened breach, including, but not limited to, the recovery of such damages as it can show it has sustained by reason of such breach or threatened breach.



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                                    ARTICLE 9

                          CERTAIN ADDITIONAL AGREEMENTS


         9.1 Broker/Finder Fees. Each party will be responsible for any fees or expenses of any broker or other finder retained by it or on its behalf. Any broker or other finder fees and expenses of Palm Springs will not be charged against or otherwise paid out of the Business.

         9.2 Continued Services of Giuffre. For three years after the Closing Date, Giuffre shall be available to provide consulting services to PSG without payment of any consulting fees. PSG shall reimburse Giuffre for all reasonable business expenses incurred by him in performing consulting services, including all reasonable business entertainment expenses, reasonable expenses of travel and reasonable living expenses while away from home on business or at the request of and in the service of PSG, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established or practiced, from time to time, by PSG.

         9.3 Public Statements. The Seller shall not issue any public statement or announcement concerning the transactions contemplated by this Agreement without the prior consent of the Purchaser. Ajay or its counsel shall prepare a press release and any other disclosure as may be required under applicable securities laws or otherwise warranted and will provide Seller with copies concurrently with the release of said disclosure.

         9.4 Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, bank, investment banking and other costs) with respect to the transactions contemplated hereunder. Costs and expenses, included attorney fees, in excess of $10,000 incurred by Palm Springs and/or its shareholders in connection with the LOI and this Agreement shall not be charged against or otherwise paid out of the Business.

         9.5 Waivers and Consents. All waivers and consents given hereunder shall be in writing. No waiver by either party hereto of any breach or anticipated breach of any provision hereof by the other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or the other party.

         9.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given only if and when (a) personally delivered, or (b) three business days after mailing, postage prepaid, by certified mail, or

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(c) when delivered (and receipted for) by an overnight delivery service,  or (d)
when delivered by facsimile transmission for which automatic confirmation has been received, addressed in each case as follows:

         If to the Seller or Giuffre, to:

                             Joseph C. Giuffre
                             c/o Palm Springs Golf, Inc.
                             74-824 Lennon Place
                             Palm Desert, CA 92260
                             FAX NO. (619) 341-9563

                      with a copy to:

                             Richard I. Roemer, Esq.
                             Roemer & Harnik
                             45025 Manitou Dr.
                             Indian Wells, CA 92210
                             FAX NO.(619) 360-1211

         If to the Purchaser, to:

                             Thomas W. Itin, Chief Executive Officer
                             Palm Springs Golf, Inc.
                             7001 Orchard Lake Road, Suite 424
                             West Bloomfield, MI 48322-3608
                             FAX NO. (810) 851-9080

                      with copies to:

                            Mary M. Maikoetter, Esq.
                            Friedlob Sanderson Raskin Paulson
                            & Tourtillott, LLC
                            1400 Glenarm Place, Suite 300
                            Denver, CO 80202
                            FAX NO. (303) 595-3970

Any party to this Agreement may change the address for the giving of notices and communications to it or him, and/or copies thereof, by written notice to the other parties in conformity with the foregoing.

         9.7 Confidentiality. For a period of five years after the Closing Date, Seller and its executive officers and agents shall keep confidential all documents or other information included in the Assets and shall not use any of such information or documents in any manner which could have the effect of diminishing the value of the Assets purchased and sold hereunder.


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



         9.8 Examinations and Investigations. No review, examination or investigation by the Purchaser shall diminish or obviate any of the representations, warranties, covenants or other agreements of the Seller under this Agreement.

         9.9 Further Assurances. Each of the parties hereto will cooperate with each other and will use its or his best efforts to obtain all necessary waivers and consents from third parties. The Seller, at any time and from time to time on and after the Closing, upon request by the Purchaser and without further consideration, shall take or cause to be taken such actions and execute, acknowledge and delivery, or cause to be executed, acknowledged and delivered, such transfers, conveyances and assurances as may be reasonably requested by Purchaser for the better conveying, transferring, assigning, delivering, assuring and confirming the Assets to the Purchaser.

         9.10 Retention of/Access to Business Records. For at least six years following the Closing Date, Seller shall retain all business records related to the Assets or the Business not conveyed to the Purchaser. During this period, from time to time on and after the Closing, upon reasonable request by the Purchaser and without further consideration, the Seller shall provide Purchaser access to or copies of said business records.

         9.11 Entire Agreement. This Agreement, including all Schedules and Exhibits hereto, and the other Closing Documents constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be modified, amended or terminated except by a written instrument specifically referring to this Agreement signed by each of the parties hereto or as otherwise provided in this Agreement.

         9.12 Construction. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation. The parties intend that the each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter, regardless of the relative levels of specificity, which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.


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

         9.13 Rights of Third Parties. All conditions of the obligations of the parties hereto, and all undertakings herein, are solely and exclusively for the benefit of the parties hereto and their successors and assigns, and no other person or entity shall be deemed a beneficiary hereof or have standing to require satisfaction of such conditions or to enforce such undertakings in accordance with their terms or be entitled to assume that any party hereto will refuse to consummate the exchange contemplated hereby in the absence of strict compliance with any or all thereof.

         9.14 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of Michigan.

         9.15 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         9.16 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be hereunto subscribed, all as of the day and year first above written.

                                                  "PURCHASER"
                                                  PALM SPRINGS GOLF, INC.

                                              By S/Thomas W. Itin
                                              ----------------------------------
                                                Thomas W. Itin, Chief Executive
                                                Officer

                                              "SELLER"
                                              PALM SPRINGS GOLF COMPANY, INC.

                                              By S/Joseph C. Giuffre
                                              ----------------------------------
                                                Joseph C. Giuffre, Chairman
                                                and Chief Executive Officer

                                              "AJAY"
                                              AJAY SPORTS, INC. *

                                              By S/Thomas W. Itin
                                              ----------------------------------
                                                Thomas W. Itin, Chief Executive
                                                Officer

                                              "GIUFFRE" **

                                                 S/Joseph C. Giuffre
                                              ----------------------------------
                                              Joseph C. Giuffre, Individually

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



________________
         *    Solely for purposes of the representations contained in Article 5.

         ** Solely for purposes of the covenants contained in Article 8 and the agreement contained in Section 9.2.

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
                         LIST OF SCHEDULES AND EXHIBITS


Schedules:

1.1.2                      Legal Description of Real Property
1.1.3                      Furniture and Equipment
1.1.5.4                    Inventions and Trade Secrets
1.1.5.5                    Patents and Trademarks
1.1.7                      Computer Software
1.1.9                      Contracts
1.1.11                     Personal and Real Property Leases
1.2                        Excluded Assets
1.6                        Allocation of Purchase Price
3.2                        Permitted Liens
3.4                        Financial Statements
3.5                        Inventory
3.6                        Accounts Receivable Ledger
3.10                       Litigation
3.17                       Warranties and Return Privileges


Exhibits:

Exhibit A                  Purchaser's Commitment Letter
Exhibit B                  Investment Letter - Ajay Sports, Inc.
Exhibit C                  Assignment and Bill of Sale
Exhibit D                  Assumption Agreement
Exhibit E                  Assignments of Trademarks
                             United States
                             Spain
                             State of California
                             Canada
                             Great Britain
Exhibit F                  Grant Deed
Exhibit G                  Giuffre Guaranty
Exhibit H                  Reserve Escrow Agreement
Exhibit I                  Earn in Escrow Agreement